Project Assets	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Project Assets
8.	Project Assets

As of December 31, 2015, project assets, current and non-current, mainly consist of the SEF development across U.S.A., United Kingdom, Japan and the PRC, with the amount of $41,326 (2014: $48,520), $9,193 (2014: $14,000), $21,132 (2014: $12,826) and $24,075 (2014: 19,849) respectively.

Project assets consist of the following:

	December 31, 2015	December 31, 2014
Under development-Company as project owner	$72,405	$75,346
Under development-Company expected to be project owner upon the completion of construction*	23,321	19,849

Total project assets	95,726	95,195
Current, net of impairment loss	$35,355	$73,930
Noncurrent	$60,371	$21,265

*	All of the projects costs under this category were recorded as project assets, noncurrent.

Project assets under development-Company as project owner are primarily related to the following major projects:

Solar Mountain Creek Parent LLC

The carrying amount of this project amounted to $17,239 and $17,864, net of impairment of $3,084 and $2,055 as of December 31, 2015 and December 31, 2014 respectively.

Pursuant to a letter of intent dated November 10, 2014 and a sales agreement dated December 31, 2014, the Group agreed to sell the PV solar systems of this project upon its completion of construction at a consideration of $17,864. In July 2015, the Group entered into a supplemental agreement to compensate the buyer up to $625 for the delay of final completion. The compensation would be deducted from the consideration. Management assessed the recoverable amounts of this project asset and as a result the carrying amount of this project asset was written down to the recoverable amount of $17,239 and $17,864 as of December 31, 2015 and December 31, 2014. The estimate of recoverable amount of this project asset was based on this asset’s fair value less costs of disposal, and the fair value was determined by reference to the quoted price from buyer. The Group accounted for this sales transaction using the deposit method under ASC 360-20, Real Estate Accounting, and did not recognize any revenue and profit for this sales transaction for the year ended December 31, 2015 and December 31, 2014 as certain closing conditions as specified in the sales agreement had not been met. The management expected that the sales would be consummated before December 31, 2016 and has recorded the carrying amount of the project of $17,239 as Project assets, current as of December 31, 2015.

RE Capital Projects

In April 2015, the Group entered into an interest purchase agreement with RE Capital Pte. Ltd. to acquire its 100% membership interests in seventeen PV project companies in Japan (“RE Capital companies”) at a consideration of $8,800 consisting of $3,300 cash and $5,500 worth of the Company’s common stock (See Note 22 — Stockholders’ Equity). RE Capital companies’ total assets and liabilities only included land and pre-contract cost related to solar projects of 52MWs in total. Additionally, RE Capital companies had not entered into any power generation contracts with any utility companies. As a result, Management concluded that the acquisition of 100% managing member interests in RE Capital companies did not meet the definition of a business combination as the primary inputs (the solar plant, which had yet to be constructed) were not available on the acquisition date. The management expected that the sales of projects owned by RE Capital companies wouldn’t be consummated before December 31, 2016. The costs incurred of $8,092 in total were included and recorded as Project assets, noncurrent, as of December 31, 2015.

Sukagawa Project

In 2014, the Group acquired solar PV assets, primarily including land title and pre-contract costs relating to a solar PV system of 25MW in Japan. The carrying amount of this project amounted to $4,989 and $4,520, net of impairment of $1,177 and nil as of December 31, 2015 and December 31, 2014, respectively. In 2015, the Group changed its development strategy on such large target capacity project and agreed to sell these assets before further development to a third party pursuant to a sales agreement dated in 2015. The sales had not been consummated as of December 31, 2015 as certain closing conditions set forth in the sales agreement had not been met. The Group assessed their recoverable amounts and as a result the carrying amount of this project asset was written down to the recoverable amount by $1,177 which is recorded as cost of goods sold in the consolidated statement of operations for the year ended December 31, 2015. The estimate of recoverable amount of this project asset was based on this asset’s fair value less costs of disposal, and the fair value was determined by reference to the quoted price from third party. The Management expected that the sales of this project would be consummated before December 31, 2016 and has recorded the carrying amount of the project of $4,989 as Project assets, current, as of December 31, 2015.

Calwaii Projects

The carrying amount of these projects amounted to $24,086 and $23,943 as of December 31, 2015 and December 31, 2014 respectively.

In 2014, the Group acquired solar PV assets, primarily including land use right and pre-contract costs relating to forty-three solar PV systems owned by Calwaii Power Holdings, LLC (“Calwaii”). During the year ended December 31, 2015, sales of four solar PV systems were consummated (see below). The Management expected that the sales of the completed PV systems would not be consummated before December 31, 2016 and has recorded the carrying amount of these projects of $24,086 as Project assets, noncurrent, as of December 31, 2015.

Other Projects

In addition to the above significant projects, the Group’s project assets consists of a number of individually insignificant projects of $17,999 in aggregate as of December 31, 2015, of which $8,955 of project assets were under construction, $4,171 of project assets had been completed for construction and $4,873 of project assets (consisted of permits and other pre-development costs) without major construction work being commenced.

During the year ended December 31, 2015, the Group recognized sales revenue for the following projects:

Calwaii Projects

Pursuant to a sales agreement dated September 18, 2014, the Group agreed to sell four out of the thirty-nine PV solar systems of Calwaii’s project upon their completion of construction at a consideration of $5,860. The Group accounted for this sales transaction under ASC 360-20, Real Estate Accounting, and did not recognize any revenue and profit for this transaction for the year ended December 31, 2014 as certain closing conditions, including but not limited to grid connection specified in the sales agreement, had not been met. During the year ended December 31, 2015, all closing conditions had been met and the Group recognized revenue and cost for these solar projects of $5,813 and $6,051, respectively. The Group initiated a dispute resolution process to request the settlement of the remaining receivable of $2,099 pursuant to the sales agreement. After the settlement negotiation, the Group agreed to waive the receivable of $616 in exchange of Hi-Kilowatts’ settlement of the remaining balance in November 2015. The waiver of $616 was included in the provision and written-off for bad debts in 2015.

Projects in United Kingdom

In 2015, the Group entered into three shares sales agreements to transfer the 100% outstanding share of Solar Park Development 2 Ltd, Solar Park Development 3 Ltd, and Solar Park Development 4 Ltd at consideration of $24,142 (equivalent to GBP15,831), $16,061 (equivalent to GBP10,532) and $10,141 (equivalent to GBP6,650), respectively, which owned grid-connected solar projects developed by the Group in United Kingdom, with a total capacity of 30.5 MW. The Group accounted for the sales transaction under ASC 360-20, Real Estate Accounting. As of December 31, 2015, all closing conditions specified in the shares sales agreement had been met. Accordingly, the Group recognized revenue and costs for the three solar projects of $50,345 and 50,506, respectively during the year ended December 31, 2015.

Beaver Run Project

In 2014, the Group acquired solar PV assets, primarily including land use right and pre-contract costs relating to a solar PV project of 9.9 MW owned by Beaver Run Solar Farm, LLC in New Jersey. In December 2015, the Group entered into a sales agreement to transfer a grid-connected solar project of 9.9 MW developed by the Group at a consideration of $21,281. The Group accounted for this sales transaction under ASC 360-20, Real Estate Accounting. In December 2015, all closing conditions specified in the agreement had been met and the Group recognized revenue and cost for this solar project of $21,281 and 25,841, respectively during the year ended December 31, 2015.

Project assets under development-Company expected to be project owner upon completion of construction are related to the following projects:

In 2014 and 2015, the Group entered into two and four EPC contracts, respectively, with third-party projects owners under arrangements pursuant to which there was mutual understanding between the Group and the respective project owners that the title and ownership of the PV solar power systems would be transferred to the Group upon the completion of construction and grid connection of the PV systems under the EPC contracts by the Group. The PV solar systems were pledged to the Group, as part of the EPC contract terms, to secure the expected title transfer upon grid connection.

Unlike other EPC contracts which are accounted for in accordance with ASC 605, no revenue is recognized for these contracts as no revenue is expected to be realized or earned from the contracts, which were signed to facilitate the construction of the related solar PV systems by the Group and to secure the Group’s financial interests in these projects through the pledge of the related solar PV systems. Given the substance of the transactions, the mutual understanding reached between the Group and the third-party project owners and the remote possibility of not obtaining the legal title upon grid connection, the Group accounts for these projects as owned and record the costs incurred under Project assets on the consolidated balance sheets. Based on the Group’s intention to sell or hold for own use, the projects costs incurred for these contracts are presented as operating activities or investing activities respectively in the consolidated statements of cash flows.

In 2015, the Group had entered pre-acquisition agreements with each of the project owners to secure the future transfer of the titles and ownerships upon the completion of construction and grid connection of the related PV systems. As of December 31, 2015, the Group has obtained the ownership of one grid-connected project and reclassified the related project asset costs incurred of $10,181 to Property, plant and equipment in the consolidated balance sheet.